SUPPLEMENT Dated December 15, 2010
To The Current Prospectus For

GoldenSelect DVA Series 100
ING GoldenSelect Premium Plus featuring The Galaxy VIP Fund
ING GoldenSelect Value
Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. The following information only affects you if you currently invest or plan to invest in a subaccount that corresponds to the funds referenced below.
If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

I. Information Regarding Fund Changes and Fund Availability

1. Effective after the close of business on or about January 21, 2011 the following investment portfolio will be added under your Contract. The sections in the prospectus regarding investment portfolios will be revised accordingly:

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING Investors Trust
ING Large Cap Value Portfolio	Investment Adviser: Directed	Seeks growth of capital and current income.
(Class S)	Services LLC
Investment Subadviser: ING
Investment Management Co.

2. Effective on or about January 21, 2011 the ING Marsico International Opportunities Portfolio changed its subadviser to T. Rowe Price Associates, Inc. with a change to the portfolio’s name from ING Marsico International
Opportunities Portfolio to ING T. Rowe Price International Stock Portfolio. The information appearing in the prospectus regarding the ING Marsico International Opportunities Portfolio is revised accordingly.

3. Effective August 31, 2010 the ING Wells Fargo Health Care Portfolio is a diversified fund. The information appearing in the prospectus regarding the ING Wells Fargo Health Care Portfolio is revised accordingly.

II. Notice of Upcoming Fund Reorganizations

Effective after the close of business on or about January 21, 2011, the following Disappearing Portfolios will reorganize into and become part of the following Surviving Portfolios:

Disappearing Portfolios	Surviving Portfolios
ING BlackRock Large Cap Value Portfolio (Class S)	ING T. Rowe Price Equity Income Portfolio (Class S)
ING Lord Abbett Growth and Income Portfolio (Class S)	ING Large Cap Value Portfolio (Class S)
(formerly ING Pioneer Equity Income Portfolio)

Information Regarding the Portfolio Reorganizations:

The Board of Trustees of ING Investors Trust and the Board of Directors of ING Partners, Inc. have approved proposals for the reorganizations referenced above. The reorganizations are also subject to shareholder approval. If shareholder approval is obtained, each reorganization is expected to take place on or about January 21, 2011, resulting in a shareholder of a given Disappearing Portfolio becoming a shareholder of the corresponding Surviving Portfolio.

GSDPP-10A	1	12/15/2010

Each shareholder will thereafter hold shares of the Surviving Portfolio having equal aggregate value as shares of the
Disappearing Portfolio, and the Disappearing Portfolio will no longer be available under the contract.

Unless you provide us with alternative allocation instructions, all future allocations directed to a given Disappearing
Portfolio will be automatically allocated to the corresponding Surviving Portfolio. You may give us alternative allocation instructions at any time by contacting our Customer Contact Center at 1-800-366-0066.

As of the relevant effective date noted above, any references in the prospectus to the Disappearing Portfolios as being available under the contract are deleted and all references to them will be replaced by the corresponding Surviving
Portfolio.

III. Other Information

ING Funds Distributor, LLC has changed its name to ING Investments Distributor, LLC. All references to ING
Funds Distributor, LLC in the current Prospectuses and Statements of Additional Information are hereby replaced with ING Investments Distributor, LLC.

GSDPP-10A	2	12/15/2010